UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2018

CHINA MODERN AGRICULTURAL INFORMATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54510	27-2776002
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. A09, Wuzhou Sun Town

Limin Avenue, Limin Development District

Harbin, Heilongjiang, China, 150000

(Address of principal executive offices and Zip Code)

(86) 0451-84800733

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 18, 2018, China Modern Agricultural Information, Inc. (the “Company”) was notified by its independent registered public accounting firm, Wei, Wei & Co., LLP, of errors in Company’s unaudited financial statements in (i) the quarterly report on Form 10-Q for the quarterly period ended September 30, 2017 as filed with the U.S. Securities and Exchange Commission (“SEC”) on November 11, 2017, and (ii) the quarterly report on Form 10-Q for the quarterly period ended December 31, 2017 as filed with the SEC on February 14, 2018 (such quarterly reports collectively the “Original Filings”). On May 21, 2018, upon review of the Original Filings and accounting files and based on the recommendation from Wei, Wei & Co., LLP, the management of the Company concluded that the previously issued financial statements mentioned above should no longer be relied upon and will be restated.

The errors of the financial statements in the Original Filings resulted from the incorrect consolidation of financial statements of Shangzhi Yulong Cattle Co., Ltd. (“Shangzhi”), a previously wholly owned consolidated subsidiary of China Dairy Corporation (“China Dairy”). The Company is the majority shareholder of China Dairy. On September 22, 2017, Heilongjiang Zhongxian Information Co., Ltd. (“Zhongxian”), a wholly owned consolidated subsidiary of China Dairy, transferred out 100% of its interests in Shangzhi. As a result of the transfer, the financial statements of Shangzhi should not have been consolidated with the operation of China Dairy for the three months ended September 30, 2017 and the three and six months ended December 31, 2017.

Company believes the incorrection consolidation was a result of an oversight mistake and plans to address the mistake as soon as possible. As soon as practicable, the Company plans to file (i) an amendment to the Form 10-Q for the quarterly period ended September 30, 2017 and (ii) an amendment to the Form 10-Q for the quarterly period ended December 31, 2017, to reflect the restatement of our financial statements for those restated periods.

The management of the Company has provided a copy of this current report on Form 8-K to Wei, Wei & Co., LLP and requested that it provide us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to this item. A copy of that letter, dated May 24, 2018, is attached hereto as Exhibit 7.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
7.1	Letter from Wei, Wei & Co., LLP, addressed to the U.S. Securities and Exchange Commission

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA MODERN AGRICULTURAL INFORMATION, INC.

Date: May 24, 2018	By:	/s/ Youliang Wang
	Name:	Youliang Wang
	Title:	Chief Executive Officer

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